The date of this supplement is April 11, 2007.

E301-041 4/11/07

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio

Supplement to prospectus dated May 1, 2006

The Portfolio Management paragraph in Section 3 of the prospectus is supplemented as follows:

Effective October 1, 2007, Robert W. Smith will become chairman of the fund`s Investment Advisory Committee.
Mr. Smith joined T. Rowe Price Associates in 1992 and has been managing investments since 1987. He is currently the portfolio manager for the T. Rowe Price Growth Stock Fund, a position he has held since 1997. He will be stepping down from that responsibility on September 30.